UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2019, Mr. Scott McCarty resigned from the board of directors (the “Board”) of Jones Energy, Inc. (the “Company”) and all committees thereof. Mr. McCarty was a member of the Nominating and Corporate Governance Committee.  The Board accepted Mr. McCarty’s resignation on February 21, 2019.

On February 21, 2019, in connection with Mr. McCarty’s resignation and pursuant to the bylaws of the Company, the Board voted to decrease the size of the Board from eight to seven members.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2019

JONES ENERGY, INC.

By:	/s/ Carl F. Giesler, Jr.
Name:	Carl F. Giesler, Jr.
Title:	Chief Executive Officer

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